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                                                                   Exhibit 10.28

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                               SECURITY AGREEMENT

                          Dated as of December 2, 1996

                                       by

                              NU-TECH BIO-MED, INC.

                                   in favor of

                         OAKTREE CAPITAL MANAGEMENT, LLC

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                                TABLE OF CONTENTS

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Section 1. Definitions and Interpretation ........................................................................1
         1.01  Certain Defined Terms..............................................................................1
         1.02  Interpretation.....................................................................................2

Section 2. Collateral ............................................................................................2
         2.01  Grant..............................................................................................2
         2.02  Perfection.........................................................................................2
         2.03  Preservation and Protection of Security Interests..................................................3
         2.04  Attorney-in-Fact...................................................................................3
         2.05  Rights and Obligations.............................................................................4
         2.06  Payments and Proceeds..............................................................................4

Section 3. Representations, Warranties and Covenants .............................................................5
         3.01  Title..............................................................................................5
         3.02  Sales and Other Liens..............................................................................5
         3.03  Principal Place of Business........................................................................5
         3.04  Further Assurances.................................................................................5

Section 4. Remedies ..............................................................................................5
         4.01  Events of Default, Etc.............................................................................5
         4.02  Deficiency.........................................................................................6
         4.03  Private Sale.......................................................................................6
         4.04  Application of Proceeds............................................................................7

Section 5. Miscellaneous .........................................................................................8
         5.01  Waiver.............................................................................................8
         5.02  Notices............................................................................................8
         5.03  Expenses, Etc......................................................................................8
         5.04  Amendments, Etc....................................................................................9
         5.05  Successors and Assigns.............................................................................9
         5.06  Survival...........................................................................................9
         5.07  Agreements Superseded..............................................................................9
         5.08  Severability.......................................................................................9
         5.09  GOVERNING LAW; SUBMISSION TO JURISDICTION..........................................................9
         5.10  WAIVER OF JURY TRIAL..............................................................................10

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                               SECURITY AGREEMENT

                  This SECURITY AGREEMENT (this "Agreement") dated as of December 2, 1996 is made by Nu-Tech Bio-Med, Inc., a Delaware corporation (the "Company") in favor of Oaktree Capital Management, LLC, as general partner and investment adviser for certain funds and accounts set forth on Schedule I attached hereto (the "Secured Party").

                  The Secured Promissory Note dated as of December 2, 1996 in the amount of Two Million Five Hundred Thousand Dollars ($2,500,000) (the "Note") executed by the Company in favor of the Lender provides, subject to its terms and conditions, for certain extensions of credit to the Company. It is a condition to the extensions of credit under the Note by the Secured Party that the Company shall have executed and delivered, and granted the Lien provided for in, this Agreement.

                  To induce the Secured Party to enter into, and to extend credit under, the Note and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company has agreed to pledge, assign and grant a security interest in the Collateral as security for the Secured Obligations. Accordingly, the Company agrees with the Secured Party as follows:

                  Section 1.  Definitions and Interpretation.

                  1.011 Certain Defined Terms. The following terms shall have the following meanings under this Agreement:

                  "Agent" shall mean OCM Administrative Services, LLC, an affiliate of the Secured Party (as assignee of Wells Fargo Bank, N.A.), as agent under the Credit Agreement.

                  "Basic Document" shall mean the Note, this Agreement and the Guarantee Agreement of even date herewith executed by J. Marvin Feigenbaum in favor of the Secured Party.

                  "Code" shall mean the Uniform Commercial Code as in effect in the State of New York from time to time or, by reason of mandatory application, any other applicable jurisdiction.

                  "Collateral" shall mean all right, title and interest of the Company in its 16.4447% participation interest in the credit facilities evidenced by the Credit Agreement, which it purchased pursuant to the Participation Agreement dated as of November 8, 1996 among, inter alia, the Company and the Secured Party, a copy of which is attached hereto, (the "Participation Agreement") and all instruments or chattel paper (each as defined in the Code) evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of such participation interest, including all of the right, title and interest of the

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Company in, to and under the Participation Agreement and the Agreement dated as of November 8, 1996 among, inter alia, the Company and the Secured Party, a copy of which is attached hereto, (the "Agreement") and all proceeds and products in whatever form of all or any part of the foregoing (together with all rights to recover and proceed with respect to the same) and all substitutions for and replacements of all or any part of the foregoing.

                  "Credit Agreement" shall mean the Credit Agreement dated as of April 1, 1994 between Physician's Clinical Laboratory, Inc., the Agent and the financial institutions party thereto.

                  "Default" shall mean any default described in the Note.

                  "Lien" shall mean, with respect to any property, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such property or any agreement to give, or notice of, any of the foregoing.

                  "Secured Obligations" shall mean any and all obligations of the Company for the performance of its agreements, covenants and undertakings under or in respect of the Note, including the payment of all amounts owed thereunder.

                  Section 1.021 Interpretation. In this Agreement, unless otherwise indicated, the singular includes the plural and plural the singular; words importing either gender include the other gender; references to statutes or regulations are to be construed as including all statutory or regulatory provisions consolidating, amending or replacing the statute or regulation referred to; references to "writing" include printing, typing, lithography and other means of reproducing words in a tangible visible form; the words "including," "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to articles, sections (or subdivisions of sections), exhibits, annexes or schedules are to this Agreement; references to agreements and other contractual instruments shall be deemed to include all subsequent amendments, extensions and other modifications to such instruments (without, however, limiting any prohibition on any such amendments, extensions and other modifications by the terms of any such document); and references to persons or entities including their respective permitted successors and assigns.

                  Section 2.  Collateral.

                  1.021 Grant. As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) and performance of the Secured Obligations, the Company hereby pledges, assigns and grants to the Secured Party a security interest in all of the Company's right, title and interest in and to the Collateral.

                  1.022 Perfection. Concurrently with the execution and delivery of this Agreement, the Company shall (i) file such financing statements and other documents in such

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offices as shall be necessary or as the Secured Party may request to perfect and establish the Lien granted by this Agreement, (ii) deliver and pledge to the Secured Party any and all instruments and chattel paper, endorsed or accompanied by such instruments of assignment and transfer in such form and substance as the Secured Party may request and (iii) take all such other actions as shall be necessary or as the Secured Party may request to perfect and establish the priority of the Lien granted by this Agreement.

                  1.023 Preservation and Protection of Security Interests. The Company shall:

                  (a) upon the acquisition after the date of this Agreement by the Company of any instrument or chattel paper evidencing all or any part of the interests constituting the Collateral, promptly deliver and pledge to the Secured Party all such instruments or chattel paper, endorsed or accompanied by such instruments of assignment and transfer in such form and substance as the Secured Party may request; and

                  (b) give, execute, deliver, file or record any and all financing statements, notices, contracts, agreements or other instruments, obtain any and all governmental approvals and take any and all steps that may be necessary or as the Secured Party may request to create, perfect, establish the priority of, or to preserve the validity, perfection or priority of, the Lien granted by this Agreement or to enable the Secured Party to exercise and enforce its rights, remedies, powers and privileges under this Agreement with respect to such Lien.

                  1.024 Attorney-in-Fact.

                  (a) The Secured Party is hereby appointed the attorney-in-fact of the Company for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instruments which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, to preserve the validity, perfection and priority of the Lien granted by this Agreement and, following any Default, to exercise its rights, remedies, powers and privileges under this Agreement. This appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Secured Party shall be entitled under this Agreement upon the occurrence and continuation of any Default (i) to ask, demand, collect, sue for, recover, receive and give receipt and discharge for amounts due and to become due under and in respect of all or any part of the Collateral; (ii) to receive, endorse and collect any instruments or other drafts, instruments, documents and chattel paper in connection with clause (i) above (including any draft or check representing the proceeds of insurance or the return of unearned premiums);
(iii) to file any claims or take any action or proceeding that the Secured Party may deem necessary or advisable for the collection of all or any part of the Collateral, including the collection of any compensation due and to become due under any contract or agreement with respect to all or any part of the Collateral; and (iv) to execute, in connection with any sale or disposition of the Collateral under Section 4, any endorsements,

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assignments, bills of sale or other instruments of conveyance or transfer with respect to all or any part of the Collateral.

                  (b) So long as no Default shall have occurred and be continuing, the Company shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the Collateral for all purposes not inconsistent with the terms of this Agreement.

                  (c) If any Default shall have occurred and be continuing, and whether or not the Secured Party exercises any available right to declare any Secured Obligation due and payable or seeks or pursues any other right, remedy, power or privilege available to it under applicable law, this Agreement or any other Basic Document, all payments and other distributions on the Collateral shall be paid directly to the Secured Party or its designee, retained by it and applied as set forth in Section 4.04.

                  1.025 Rights and Obligations.

                  (a) The Company shall remain liable to perform its duties and obligations under the contracts and agreements included in the Collateral in accordance with their respective terms to the same extent as if this Agreement had not been executed and delivered. The exercise by the Secured Party of any right, remedy, power or privilege in respect of this Agreement shall not release the Company from any of its duties and obligations under such contracts and agreements. The Secured Party shall have no duty, obligation or liability under such contracts and agreements by reason of this Agreement or any other Basic Document, nor shall the Secured Party be obligated to perform any of the duties or obligations of the Company under any such contract or agreement or to take any action to collect or enforce any claim under any such contract or agreement.

                  (b) No Lien granted by this Agreement in the Company's right, title and interest in any contract or agreement shall be deemed to be a consent by the Secured Party to any such contract or agreement.

                  (c) No reference in this Agreement to proceeds or to the sale or other disposition of Collateral shall authorize the Company to sell or otherwise dispose of any Collateral.

                  (d) The Secured Party shall not be required to take steps necessary to preserve any rights against prior parties to any part of the Collateral.

                  1.026 Payments and Proceeds.

                  (a) The Company hereby authorizes and directs the Agent to make all payments in respect of the Collateral to Secured Party and authorizes Secured Party or its designee to immediately apply such amounts in accordance with Section 4.04.

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                  (b) The Company agrees that if the proceeds of any Collateral
(including payments made in respect thereof) shall be received by it, the Company shall immediately remit such proceeds to Secured Party. Until so deposited, all such proceeds shall be held in trust by the Company for and as the property of the Secured Party and shall not be commingled with any other funds or property of the Company.

                  Section 3. Representations, Warranties and Covenants. As of the date of this Agreement, the Company represents, warrants and covenants to the Secured Party as follows:

                  1.031 Title. The Company is the sole beneficial owner of the Collateral in which it purports to grant a Lien pursuant to this Agreement, and such Collateral is free and clear of all Liens. The Lien granted by this Agreement in favor of the Secured Party has attached and constitutes a perfected security interest in all of such Collateral prior to all other Liens.

                  1.032 Sales and Other Liens. The Company shall not dispose of any Collateral, create, incur, assume or suffer to exist any Lien upon any Collateral or file or suffer to be on file or authorize to be filed, in any jurisdiction, any financing statement or like instrument with respect to all or any part of the Collateral in which the Secured Party is not named as the sole secured party.

                  1.033 Principal Place of Business. The Company's chief executive office and principal place of business is located at the address set forth below.

                  1.041 Further Assurances. The Company agrees that, from time to time upon the written request of the Secured Party, the Company will execute and deliver such further documents and do such other acts and things as the Secured Party may reasonably request in order fully to effect the purposes of this Agreement.

                  Section 4.  Remedies.

                  1.041 Events of Default, Etc. If any Default shall have occurred and be continuing:

                  (a) the Secured Party in its discretion may make any reasonable compromise or settlement it deems desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, all or any part of the Collateral;

                  (b) the Secured Party in its discretion may, in its name or in the name of the Company or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for all or any part of the Collateral, but shall be under no obligation to do so;

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                  (c) the Secured Party in its discretion may, upon ten business days' prior written notice to the Company of the time and place, with respect to all or any part of the Collateral which shall then be or shall thereafter come into the possession, custody or control of the Secured Party or any of its agents, sell, lease or otherwise dispose of all or any part of such Collateral, at such place or places as the Secured Party deems best, for cash, for credit or for future delivery (without thereby assuming any credit risk) and at public or private sale, without demand of performance or notice of intention to effect any such disposition or of time or place of any such sale (except such notice as is required above or by applicable statute and cannot be waived), and the Secured Party or any other person or entity may be the purchaser, lessee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of the Company, any such demand, notice and right or equity being hereby expressly waived and released. The Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned; and

                  (d) the Secured Party shall have, and in its discretion may exercise, all of the rights, remedies, powers and privileges with respect to the Collateral of a secured party under the Code (whether or not the Code is in effect in the jurisdiction where such rights, remedies, powers and privileges are asserted) and such additional rights, remedies, powers and privileges to which a secured party is entitled under the laws in effect in any jurisdiction where any rights, remedies, powers and privileges in respect of this Agreement or the Collateral may be asserted, including the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Secured Party were the sole and absolute owner of the Collateral (and the Company agrees to take all such action as may be appropriate to give effect to such right).

The proceeds of, and other realization upon, the Collateral by virtue of the exercise of remedies under this Section 4.01 shall be applied in accordance with
Section 4.04.

                  1.042 Deficiency. If the proceeds of, or other realization upon, the Collateral by virtue of the exercise of remedies under Section 4.01 are insufficient to cover the costs and expenses of such exercise and the payment in full of the other Secured Obligations, the Company shall remain liable for any deficiency.

                  4.03  Private Sale.

                  (a) The Secured Party shall incur no liability as a result of the sale, lease or other disposition of all or any part of the Collateral at any private sale pursuant to Section 4.01 conducted in a commercially reasonable manner. The Company hereby waives any claims against

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the Secured Party arising by reason of the fact that the price at which the
Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Secured Party accepts the first offer received and does not offer the Collateral to more than one offeree.

                  (b) The Company recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933 and applicable state securities laws, the Secured Party may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to distribution or resale. The Company acknowledges that any such private sales may be at prices and on terms less favorable to the Secured Party than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agree that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Secured Party shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the respective Issuer of such Collateral to register it for public sale.

                  1.044 Application of Proceeds. Except as otherwise expressly provided in this Agreement and except as provided below in this Section 4.04, the proceeds of, or other realization upon, all or any part of the Collateral by virtue of the exercise of remedies under Section 4.01 and any other cash at the time held by the Secured Party under this Agreement, shall be applied by the Secured Party:

                  First, to the payment of the costs and expenses of such exercise of remedies, including reasonable out-of-pocket costs and expenses of the Secured Party, the fees and expenses of its agents and counsel and all other expenses incurred and advances made by the Secured Party in that connection;

                  Next, to the payment in full of the remaining Secured Obligations in such manner as the Secured Party may determine; and

                  Finally, to the payment to the Company, or its respective successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

                  As used in this Section 4, "proceeds" of Collateral shall mean cash, securities and other property realized in respect of, and distributions in kind of, Collateral, including any property received under any bankruptcy, reorganization or other similar proceeding as to the Company or any issuer of, or account debtor or other obligor on, any of the Collateral.

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                  Section 5.  Miscellaneous.

                  1.051 Waiver. No failure on the part of the Secured Party to exercise and no delay in exercising, and no course of dealing with respect to, any right, remedy, power or privilege under this Agreement shall operate as a waiver of such right, remedy, power or privilege, nor shall any single or partial exercise of any right, remedy, power or privilege under this Agreement preclude any other or further exercise of any such right, remedy, power or privilege or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided in this Agreement are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

                  1.052 Notices. All notices and communications to be given under this Agreement shall be given or made in writing to the intended recipient at the address specified below or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telex or telecopier, delivered to the telegraph or cable office or personally delivered or, in the case of a mailed notice, upon receipt, in each case, given or addressed as provided in this
Section 5.02:

         To the Company:            NU-TECH BIO-MED, INC.
                                    500 Fifth Avenue, Suite 2424
                                    New York, New York 10016
                                    Fax No.: (212) 391-2864
                                    Attention: J. Marvin Feigenbaum

         To the Secured Party:      OAKTREE CAPITAL MANAGEMENT, LLC
                                    550 South Hope Street, 22nd Floor
                                    Los Angeles, California 90071
                                    Fax No.: (213) 694-1599
                                    Attention: Kenneth Liang, Esq.

                  1.053 Expenses, Etc. The Company agrees to pay or to reimburse the Secured Party for all costs and expenses (including reasonable attorney's fees and expenses) that may be incurred by the Secured Party in any effort to enforce any of the provisions of Section 4 or any of the obligations of the Company in respect of the Collateral or in connection with (a) the preservation of the Lien of, or the rights of the Secured Party under this Agreement or (b) any actual or attempted sale, lease, disposition, exchange, collection, compromise, settlement or other realization in respect of, or care of, the Collateral, including all such costs and expenses (and reasonable attorney's fees and expenses) incurred in any bankruptcy, reorganization, workout or other similar proceeding relating to the Company or J. Marvin Feigenbaum.

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                  1.054 Amendments, Etc. Any provision of this Agreement may be modified, supplemented or waived only by an instrument in writing duly executed by the Company and the Secured Party. Any such modification, supplement or waiver shall be for such period and subject to such conditions as shall be specified in the instrument effecting the same and shall be binding upon the Secured Party, each holder of any of the Secured Obligations and the Company, and any such waiver shall be effective only in the specific instance and for the purposes for which given.

                  1.055 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Company, the Secured Party and each holder of any of the Secured Obligations and their respective successors and permitted assigns. The Company shall not assign or transfer its rights under this Agreement without the prior written consent of the Secured Party.

                  1.056 Survival. All representations and warranties made in this Agreement or in any certificate or other document delivered pursuant to or in connection with this Agreement shall survive the execution and delivery of this Agreement or such certificate or other document (as the case may be) or any deemed repetition of any such representation or warranty.

                  1.057 Agreements Superseded. This Agreement supersedes all prior agreements and understandings, written or oral, among the parties with respect to the subject matter of this Agreement.

                  1.058 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  1.059 GOVERNING LAW; SUBMISSION TO JURISDICTION. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. THE COMPANY HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. THE COMPANY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

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                  5.10 WAIVER OF JURY TRIAL. THE COMPANY AND THE SECURED PARTY
HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

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                  IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                       NU-TECH BIO-MED, INC.,

                                       a Delaware corporation

                                       By:_____________________________________
                                           J. Marvin Feigenbaum, President

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                                   SCHEDULE I

OCM Opportunities Fund, L.P.                              97%

Columbia/HCA Separate Account                              3%